                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 26, 2000
                            (earliest event reported)

                             HAAS NEUVEUX & COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                   33-7945-D                   84-103219
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

94 Rue de Lausanne, CH1202, Geneva, Switzerland
--------------------------------------------------------------------------------
   (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:     011-41-22-9000000
                                                   -----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         AGREEMENT AND PLAN OF REORGANIZATION. On May 5, 2000, the Registrant reported on Form 8-K that it acquired 100% of the outstanding common stock of Beijing Century Milestone S&T Co., Ltd. ("BCM") on April 26, 2000, and undertook to provide the required financial statements by filing an amendment to the Form 8-K with 60 days after the due date of the Form 8-K (which was due May 11, 2000). This Form 8/K/A-1 is being filed to provide the accompanying required financial statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. The required financial statements of BCM are being provided herewith, commencing on page F-1, which follows the signature page.

         (b) Pro Forma Financial Information The required pro forma financial information is being provided herewith, commencing on page P-1 following the financial statements.

         (c) Exhibits. None.

ITEM 8. CHANGE IN FISCAL YEAR.

         Because the acquisition of BCM is being treated as a reverse acquisition for accounting purposes, BCM is treated as the continuing reporting entity. Accordingly, the Registrant is changing its fiscal year from one ending on September 30 of each year to one ending on December 31 of each year, to match the fiscal year of BCM. Because of the accounting treatment of the acquisition, a transition report is not required.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAAS NEUVEUX & COMPANY

                                        By:  /s/ Michael J. Harrop
                                            --------------------------------
                                            Michael J. Harrop, President

Date:  July 10, 2000

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                         REPORT OF INDEPENDENT AUDITORS
                            AND FINANCIAL STATEMENTS
                          FOR THE PERIOD FROM INCEPTION
                              TO DECEMBER 31, 1999

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                          INDEX TO FINANCIAL STATEMENTS
                          FOR THE PERIOD FROM INCEPTION
                              TO DECEMBER 31, 1999

                                                                                                    PAGES
Report of Independent Auditors                                                                       F-1

Balance Sheet                                                                                        F-2

Statement of Operations                                                                              F-3

Statement of Owners' Equity                                                                          F-4

Statement of Cash Flows                                                                              F-5

Notes to Financial Statements                                                                      F-6 - 10

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
Beijing Century Milestone S&T Co., Ltd.
(a development stage company)

We have audited the accompanying balance sheet of Beijing Century Milestone S&T Co., Ltd. (a development stage company) as of December 31, 1999, and the related statements of operations, owners' equity and cash flows for the period from May 20, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Century Milestone S&T Co., Ltd. (a development stage company) as of December 31, 1999 and the results of its operations and cash flows for the period from May 20, 1999 (date of inception) to December 31, 1999, in conformity with generally accepted accounting principles in the United States of America.

/s/ BDO International

BDO INTERNATIONAL

Hong Kong,

March 31, 2000

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                                  BALANCE SHEET

(Expressed in US Dollars)

                                                                     DECEMBER 31,
                                                                         1999
                                                                     ------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                           $  42,881
  Other receivables, deposits and prepayments                             5,613
  Amount due from related company (Note 3)                               80,918
  Amount due from owner (Note 4)                                          9,291
  Other tax recoverable (Note 5)                                             22
                                                                      ---------
  Total current assets                                                  138,725
OFFICE EQUIPMENT, NET (Note 6)                                           14,525
                                                                      ---------
TOTAL ASSETS                                                          $ 153,250
                                                                      =========

LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES
  Other payables and accrued expenses                                 $     461
                                                                      ---------
  Total current liabilities                                                 461
                                                                      ---------

COMMITMENTS AND CONTINGENCIES (Note 7)

LONG TERM LIABILITIES
  Loans from owners (Note 8)                                            120,773
                                                                      ---------
  Total long term liabilities                                           120,773
                                                                      ---------

OWNERS' EQUITY
  Registered share capital                                              120,773
  Accumulated loss                                                      (88,757)
                                                                      ---------
  Total owners' equity                                                   32,016
                                                                      ---------
TOTAL LIABILITIES AND OWNERS' EQUITY                                  $ 153,250
                                                                      =========

                 See accompanying notes to financial statements.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                             STATEMENT OF OPERATIONS

(Expressed in US Dollars)

                                                                       FROM
                                                                    INCEPTION TO
                                                                    DECEMBER 31,
                                                                        1999
                                                                    ------------
NET SALES                                                             $      --
COST OF SALES                                                                --
                                                                       --------
GROSS PROFIT                                                                 --
GENERAL AND ADMINISTRATIVE EXPENSES                                     (89,070)
                                                                       --------
OPERATING LOSS                                                          (89,070)
INTEREST INCOME                                                             313
                                                                       --------
LOSS BEFORE INCOME TAX                                                  (88,757)
PROVISION FOR INCOME TAX (Note 9)                                            --
                                                                       --------
NET LOSS                                                               $(88,757)
                                                                       ========

                 See accompanying notes to financial statements.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                           STATEMENT OF OWNERS' EQUITY

(Expressed in US Dollars)

                                                                        TOTAL
                                      CONTRIBUTED    ACCUMULATED        OWNERS'
                                        CAPITAL         LOSS            EQUITY
                                      -----------    -----------      ---------
Balance, May 20, 1999                  $      --      $      --       $      --
Capital contribution                     120,773             --         120,773
Net loss                                      --        (88,757)        (88,757)
                                       ---------      ---------       ---------
Balance, December 31, 1999             $ 120,773      $ (88,757)      $  32,016
                                       =========      =========       =========

                 See accompanying notes to financial statements.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                             STATEMENT OF CASH FLOWS

                      Increase in Cash and Cash Equivalents

(Expressed in US Dollars)

                                                                        FROM
                                                                     INCEPTION TO
                                                                     DECEMBER 31,
                                                                        1999
                                                                     ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                            $ (88,757)
   Adjustments to reconcile net loss
    to net cash provided by operating activities
  Depreciation                                                              492
  Changes in:
    Other receivables, deposits and prepayments                          (5,613)
    Amount due from owner                                                (9,291)
    Tax recoverable                                                         (22)
    Others payables and accrued expenses                                    461
                                                                      ---------
NET CASH USED IN OPERATING ACTIVITIES                                  (102,730)
                                                                      ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisition of office equipment                                       (15,017)
  Amount due from related company                                       (80,918)
                                                                      ---------
NET CASH USED IN INVESTING ACTIVITIES                                   (95,935)
                                                                      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from registered capital                                      120,773
  Loans from owners                                                     120,773
                                                                      ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                               241,546
                                                                      ---------
NET INCREASE IN CASH AND CASH EQUIVALENTS
  AND AT END OF PERIOD                                                $  42,881
                                                                      =========

                 See accompanying notes to financial statements.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

(Expressed in US Dollars)


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Beijing Century Milestone S&T Co., Ltd. ("the Company") is in the development stage and has not generated any revenue or income from operations. The Company was established in the People's Republic of China (the "PRC") on May 20, 1999 as a limited liability company. The Company is owned by three individual PRC citizens, namely Gang Xiao, Yun Luo and Ji Ming Feng.

The Company commenced operations in August 1999 and is engaged in the development of video transmission software, video transmitter hardwares and hard disk recording system software and digital recorder hardware equipment. The Company has been granted a ten years operation period which can be extended with approvals from relevant PRC authorities.

In accordance with relevant business registration documents, the Company's registered share capital is RMB5,000,000. As at the date of these financial statements, RMB1,000,000 was fully paid up. In February 2000, the remaining RMB4,000,000 has been fully paid up.

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.

FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS

The functional currency of the Company is Renminbi (RMB) and the financial records are maintained and the financial statements prepared in RMB.

Foreign currency transactions during the period are translated into RMB at the exchange rates ruling at the transaction dates. Gain and loss resulting from foreign currency transactions are included in the statement of operations. When assets, liabilities and equity denominated in RMB are translated into United States Dollars, translation adjustments are included as a component of owners' equity. Exchange rates between US$ and RMB are fairly stable during the period presented. The rate ruling as of December 31, 1999 is US$1.00 = RMB8.28. Due to the stability of the exchange rates, there were no adjustments in the owners' equity.

For the purpose of preparing these financial statements, the financial statements in RMB have been translated into United States Dollars at US$1.00 = RMB8.28.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

(Expressed in US Dollars)


NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - CONTINUED

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

RELATED PARTY

A related party is an entity that can control or significantly influence the management or operating policies of another entity to the extent one of the entities may be prevented from pursuing its own interests. A related party may also be any party the entity deals with that can exercise that control.

OFFICE EQUIPMENT AND DEPRECIATION

Equipment is stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets as follows:


                                                 ESTIMATED
                                                USEFUL LIFE
                                                (IN YEARS)
                                               --------------
Computer equipment                                   5

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterments to office equipment are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.

LONG-LIVED ASSETS

The Company periodically reviews their long-lived assets for impairment based upon the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition. When events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, the asset is written down to its net realizable value.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

(Expressed in US Dollars)



NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109. Under SFAS No. 109, deferred tax liabilities or assets at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying amounts of certain financial instruments approximate their fair values as of December 31, 1999 because of the relatively short-term maturity of these instruments.

USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized as income in the period of change. SFAS No. 133 as amended by SFAS No. 137 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Based on its current and planned future activities relative to derivative instruments, the Company believes that the adoption of SFAS No. 133 will not have a significant effect on its financial statements.

NOTE 3 - AMOUNT DUE FROM RELATED COMPANY

The amount due from the related company, in which one of the owners of the Company has beneficial interests, is unsecured, interest free and without fixed terms of repayment.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

(Expressed in US Dollars)


NOTE 4 - AMOUNT DUE FROM OWNER

The Company, from time to time, received from or made repayment to one of the owners. The amount due from owner does not bear any interest and does not have clearly defined terms of repayments.

NOTE 5 - OTHER TAX RECOVERABLE

Other tax recoverable represents Valued-Added Tax ("VAT"). The Company is subject to output VAT levied at the rate of 17% of its operating revenue. The input VAT paid on purchases of materials and other direct inputs can be used to offset the output VAT levied on operating revenue to determine the net VAT payable or recoverable.

NOTE 6 - OFFICE EQUIPMENT, NET

                                                       DECEMBER 31,
                                                           1999
                                                       ------------
Office equipment                                         $ 15,017
Less: Accumulated depreciation                                492
                                                         --------
                                                         $ 14,525
                                                         ========

NOTE 7 - COMMITMENTS AND CONTINGENCIES

OPERATING LEASE COMMITMENT

During the period ended December 31, 1999, the Company incurred lease expenses amounting to $11,550. As of December 31, 1999, the Company had commitments under a non-cancellable operating lease expiring within one year amounting to $8,527.

NOTE 8 - LOANS FROM OWNERS

The loans from owners are unsecured and interest free. In February 2000, the entire loan balance was capitalised by the increase of the registered share capital of the Company to RMB5 million.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

(Expressed in US Dollars)


NOTE 9 - INCOME TAX

No provision for income tax has been made in the financial statements as the Company has no assessable income for the period.

Pursuant to an approval document dated January 20, 2000 issued by the Beijing Tax Bureau, the Company, being a "New Technology Enterprise", is eligible to full exemption from PRC Corporate Income Tax for the period from June 1, 1999 to December 31, 2001.

No provision for deferred taxation has been made as there is no material temporary difference at the balance sheet date.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                         UNAUDITED FINANCIAL STATEMENTS
                       FOR THE PERIOD FROM JANUARY 1, 2000
                                TO MARCH 31, 2000

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                          INDEX TO FINANCIAL STATEMENTS
                       FOR THE PERIOD FROM JANUARY 1, 2000
                                TO MARCH 31, 2000
                                   (UNAUDITED)

                                                                                                    PAGES
Balance Sheet                                                                                        F-11

Statement of Operations                                                                              F-12

Statement of Cash Flows                                                                              F-13

Notes to Financial Statements                                                                        F-14

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                                  BALANCE SHEET

(Expressed in US Dollars)

                                                                      MARCH 31,
                                                                        2000
                                                                     (UNAUDITED)
                                                                     -----------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                           $  75,699
  Other receivables, deposits and prepayments                            28,254
  Amounts due from related companies (Note 1)                           172,706
  Inventories (Note 2)                                                  173,858
  Other tax recoverable                                                  29,527
                                                                      ---------
  Total current assets                                                  480,044

OFFICE EQUIPMENT, NET                                                    17,662
                                                                      ---------
TOTAL ASSETS                                                          $ 497,706
                                                                      =========

LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES
  Amounts due to directors                                            $  30,903
  Other payables and accrued expenses                                    10,616
                                                                      ---------
  Total current liabilities                                              41,519
                                                                      ---------

OWNERS' EQUITY
  Registered share capital (Note 3)                                     603,865
  Accumulated losses                                                   (147,678)
                                                                      ---------
  Total owners' equity                                                  456,187
                                                                      ---------
TOTAL LIABILITIES AND OWNERS' EQUITY                                  $ 497,706
                                                                      =========

                 See accompanying notes to financial statements.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                             STATEMENT OF OPERATIONS

(Expressed in US Dollars)

                                                      CUMULATIVE
                                                      FROM MAY 20,
                                       JANUARY 1,        1999
                                          2000        (INCEPTION)
                                           TO             TO
                                        MARCH 31,      MARCH 31,
                                           2000          2000
                                       (UNAUDITED)    (UNAUDITED)
                                       -----------    ------------
NET SALES                               $      --      $      --

COST OF SALES                                  --             --

GROSS PROFIT                                   --             --

GENERAL AND ADMINISTRATIVE EXPENSES       (59,182)      (148,252)

OPERATING LOSS                            (59,182)      (148,252)

INTEREST INCOME                               261            574

LOSS BEFORE INCOME TAX                    (58,921)      (147,678)

PROVISION FOR INCOME TAX                       --

NET LOSS                                 $(58,921)     $(147,678)

                 See accompanying notes to financial statements.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                             STATEMENT OF CASH FLOWS

                      Increase in Cash and Cash Equivalents

(Expressed in US Dollars)

                                                                      CUMULATIVE
                                                                      FROM MAY 20,
                                                       JANUARY 1,        1999
                                                          2000        (INCEPTION)
                                                           TO             TO
                                                        MARCH 31,      MARCH 31,
                                                          2000          2000
                                                       (UNAUDITED)    (UNAUDITED)
                                                      -----------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                             $ (58,921)     $(147,678)
   Adjustments to reconcile net loss
    to net cash provided by operating activities
  Depreciation                                               789          1,281
  Changes in:
    Other receivables, deposits and prepayments          (22,641)       (28,254)
    Inventories                                         (173,858)      (173,858)
    Amount due from owner                                  9,291              0
    Tax recoverable                                      (29,505)       (29,527)
    Amounts due to directors                              30,903         30,903
    Others payables and accrued expenses                  10,155         10,616
                                                                      ---------
NET CASH USED IN OPERATING ACTIVITIES                   (233,787)      (336,517)
                                                       ---------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Amounts due from related companies                     (91,788)      (172,706)
  Acquisition of office equipment                         (3,926)       (18,943)
                                                       ---------      ---------
NET CASH USED IN INVESTING ACTIVITIES                    (95,714)      (191,649)
                                                       ---------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Loans from owners                                           --        120,773
  Proceeds from registered capital                       362,319        483,092
                                                       ---------      ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                362,319        603,865
                                                       ---------      ---------
NET INCREASE IN CASH AND CASH EQUIVALENTS                 32,818         75,699

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR            42,881             --
                                                       ---------      ---------
CASH AND CASH EQUIVALENTS AT END OF YEAR               $  75,699         75,699
                                                       =========      =========

                 See accompanying notes to financial statements.

                     BEIJING CENTURY MILESTONE S&T CO., LTD.
                          (a development stage company)

                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000
                                   (UNAUDITED)

The financial information, included in this report, has been prepared by the Company, without audit. In the opinion of management, the financial information included in this report contains all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of the result for the interim period. The result shown for interim period is not necessarily indicative of results to be expected for the full year.

The following notes to financial statements have been condensed and, therefore, do not contain all disclosures required in connection with annual financial statements. Reference should be made to the notes to the Company's year-end financial statements contained within this filing.

NOTE 1 - AMOUNTS DUE FROM RELATED COMPANIES

The amounts due from related companies, in which two of the owners of the Company have beneficial interests, are unsecured, interest free, and without fixed terms of repayment.

NOTE 2 - INVENTORIES

Inventory is accounted for on the weighted average method and is stated at the lower of cost of market. Market value is determined by reference to the sales proceeds of items sold in the ordinary course of business after the balance sheet date or to management estimates based on prevailing market conditions.

The inventories as of March 31, 2000 are products for resale.

NOTE 3 - REGISTERED SHARE CAPITAL

The Company's registered share capital is RMB5,000,000 which is equivalent to US$603,865. At December 31, 1999, RMB1,000,000 was fully paid up. In February 2000, the remaining RMB4,000,000 was fully paid up.

                             HAAS NEUVEUX & COMPANY
                          (a development stage company)

                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2000

(Expressed in US Dollars)

                                                          HISTORICAL                    PRO-FORMA
                                                   -------------------------    --------------------------
                                                      CMST           HAAS                         TOTAL
                                                   UNAUDITED      UNAUDITED     ADJUSTMENTS    (UNAUDITED)
ASSETS

CURRENT ASSETS
Cash and cash equivalents                          $  75,699      $      --                     $  75,699
Other receivables, deposits and prepayments           28,254             --                        28,254
Amounts due from related companies                   172,706             --                       172,706
Inventories                                          173,858             --                       173,858
Other tax recoverable                                 29,527             --                        29,527
                                                   ---------      ---------                     ---------
Total current assets                                 480,044             --                       480,044

OFFICE EQUIPMENT, NET                                 17,662             --                        17,662
                                                   ---------      ---------                     ---------
TOTAL ASSETS                                       $ 497,706      $      --                     $ 497,706
                                                   =========      =========                     =========

LIABILITIES AND OWNERS' EQUITY

CURRENT LIABILITIES
Amounts due to directors                           $  30,903      $      --                     $  30,903
Other payables and accrued expenses                   10,615        146,858                       157,473
                                                   ---------      ---------                     ---------
Total current liabilities                             41,518        146,858                       188,376
                                                   ---------      ---------                     ---------

STOCKHOLDERS' EQUIPMENT (DEFICIENCY)
Preferred stock,
  par value $0.001 per share;
  10,000,000 share authorized, none issued
Common stock, par value $0.0001 per share;
  100,000,000 shares authorized,
    27,405,638 issued                                     --          2,090            650          2,740
Additional paid-in capital                           603,866        797,339           (650)       454,268
                                                                                  (946,287)
Accumulated loss                                    (147,678)      (946,287)       946,287       (147,678)
                                                   ---------      ---------                     ---------
Total stockholders' deficiency                       456,188       (146,858)                      309,330
                                                   ---------      ---------                     ---------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY     $ 497,706      $      --                     $ 497,706
                                                   =========      =========                     =========

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


                             HAAS NEUVEUX & COMPANY
                          (a development stage company)

NOTE:

1. Pro-forma operating result and financial position are presented as if Haas and Beijing century Milestone S&T Co., Ltd. were combined at January 1, 2000.

2. Beijing Century Milestone S&T Co., Ltd. is mainly engaged in the development of Video transmission software, video transmitter hardwares and hard disk recording system software and digital recorder hardware equipment.

3. Haas Neuveux had no activity and therefore proforma income statements for the periods ended December 31, 1999 and March 31, 2000 are not required.


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